UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 3, 2002


                               DISCOVERY OIL, LTD.
             (Exact name of registrant as specified  in its charter)

          DELAWARE                    0-6541           83-020790
(State or other jurisdiction        Commission   (IRS Employer
of incorporation or organization)   File No.      Identification No.)


6127  RAMIREZ  CANYON  RD.,  MALIBU,  CA               90265
(Address  of  principal  executive  offices)        (Zip  code)


Registrant's telephone number, including area code:  (310) 457-1967





























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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANTS

     On January 3, 2002, the Board of Directors of Discovery Oil, LTD. (the "Company") engaged DeCoria, Maichel & Teague P.S. to serve as the Company's independent accountants for the fiscal year ending December 31, 2001. Concurrently, the Board of Directors dismissed Williams and Webster, P.S., the Company's previous independent accountants. The engagement of DeCoria, Maichel & Teague P.S. and the dismissal of Williams and Webster, P.S. was pursuant to a resolution approved and passed by the Company's Board of Directors.

     During the fiscal year ended December 31, 2000, and the subsequent interim periods preceding the dismissal, (i) there were no disagreements with Williams and Webster, P.S. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused it to make reference in connection with its report to the subject matter of the disagreement, and Williams and Webster, P.S. have not advised the Company of any reportable events as defined in paragraph (A) through (D) of Regulation S-K Item 304 (a) (1) (v).

     The accountants' report of Williams and Webster, P.S. as of and for the year ended December 31, 2000, did not contain any adverse opinion or disclaimer of opinion, but was qualified as to the uncertainty of the Company's ability to continue as a going concern.


ITEM  7.     EXHIBIT

     Letter dated March 11, 2002, from Williams and Webster, P.S. regarding change in certifying accountants.

































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                                    SIGNATURE


  Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange
    Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               DISCOVERY OIL, LTD.
                                  (Registrant)



                   By:/s/ Andrew V. Ippolito, March 13,  2002
                      ----------------------------------------
                               Andrew V. Ippolito
                       (Principal Financial and Accounting
                                    Officer)

March  11,  2002


Securities  and  Exchange  Commission
450  Fifth  Street  SW
Washington,  DC  20549

Re:  Discovery  Oil,  LTD.
     Commission  File  Number  0-6541

Dear  Sirs:

We are in agreement with the statements made by the above registrant in its Form 8-K dated January 3, 2002, which we received on March 6, 2002.

Our independent auditor's report on the financial statements of Discovery Oil for the period ended March 5, 2001 contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope, accounting principles, or uncertainties other than the ability to continue as a going concern.

There were no disagreements with Discovery Oil, LTD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


Sincerely,

/s/ Williams & Webster, PS

Williams  &  Webster,  P.S.
Certified  Public  Accountants
Spokane,  Washington